Notes Payable, Net - Additional information (Details) $ in Thousands	9 Months Ended
	Sep. 30, 2025 USD ($)	Dec. 31, 2024 USD ($)	Sep. 30, 2024 USD ($)
Notes Payable, Net
Outstanding balance	$ 1,182,584	$ 1,194,726	$ 948,000
Average interest rate	8.10%	7.79%	7.97%
Unamortized debt issuance costs	$ 17,416	$ 13,420	$ 14,100
Maximum Senior Leverage Ratio	2.5
Maximum Leverage Ratio	3.25
Minimum Fixed Charge Coverage Ratio	1.25
Minimum tangible net worth to subsequent quarter's net income	50.00%
Minimum actual collections to projected collections over trailing twelve-month period	85.00%